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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      OCTOBER 22, 1998
                                                        ------------------------



                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                          000-25374                 77-0250147
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(State or other jurisdiction of     (Commission File Number)      (I.R.S. Employer)
incorporation or organization)                                   Identification No.)


        420 NORTH MARY AVENUE
        SUNNYVALE, CALIFORNIA                                            94086
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (408) 774-4000
                                                           --------------

                                 Not applicable.
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On October 22, 1998, the Registrant and the holders of the Registrant's Series C Convertible Preferred Stock (the "Series C Stockholders") entered into a Voting and Waiver Agreement (the "Agreement") pursuant to which the Registrant and the Series C Stockholders agreed to amend (i) the Certificate of Designation, Preferences and Rights of the Series C Convertible Preferred Stock of the Registrant (the "Certificate") and (ii) the Securities Purchase Agreement dated June 24, 1998 by and among the Registrant and the Series C Stockholders (the "Securities Purchase Agreement").

         The amendments to the Certificate, which are subject to the approval of the Registrant's stockholders on or before January 31, 1999, provide the Registrant with the right to issue in any given one year period shares of its Common Stock with an aggregate value not to exceed approximately 5% of the Registrant's total market capitalization in connection with mergers, acquisitions and other strategic transactions without triggering anti-dilution protection-related adjustments to the number of shares of Common Stock into which the Series C Convertible Preferred Stock may be converted. In exchange for this right, the Fixed Conversion Price (as such term is defined in the Certificate) for the Series C Convertible Preferred Stock was reduced from $19.49 to $10.00. The amendment to the Securities Purchase Agreement provides that the Registrant must hold a special meeting of its stockholders on or before January 31, 1999 to seek and obtain the approval of the Registrant's issuance of the Series C Convertible Preferred Stock and certain related warrants to purchase shares of the Registrant's Common Stock pursuant to the Securities Purchase Agreement.

         The foregoing description of the Agreement is qualified in its entirety by the copy of the Agreement which is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.    Not applicable.

         (B)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (C)  EXHIBITS.

              Exhibit No.   Description
              -----------   ------------
              4.1           Voting and Waiver Agreement, dated October 22,  1998
                            by and among the Registrant and the holders of the
                            Registrant's Series C Convertible Preferred Stock

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       General Magic, Inc.



October  27, 1998                      By: /s/ Mary E. Doyle
                                           -------------------------------
                                           Mary E. Doyle
                                           General Counsel and Secretary


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                                  EXHIBIT INDEX


      Exhibit No.        Description
      -----------        -----------
         4.1             Voting and Waiver Agreement, dated October 22, 1998 by
                         and among the Registrant and the holders of the
                         Registrant's Series C Convertible Preferred Stock